Court File No.: 05-CV-029909

ONTARIO
SUPERIOR COURT OF JUSTICE

BETWEEN:

INTERACTIVE NUTRITION INTERNATIONAL INC. and BIO-ONE CORPORATION

Plaintiffs
(Defendants by Counterclaim)

and

NESRACORP INC., ELI NESRALLAH, JOSEPH NESRALLAH, PAMELA NESRALLAH, ROXANNE ANDERSON and PRICEWATERHOUSECOOPERS INC.

Defendants
(Plaintiff by Counterclaim)

AND

Court File No.: 06-CV-34268

BETWEEN:

INTERACTIVE NUTRITION INTERNATIONAL INC. and CSI BUSINESS FINANCE, INC. (now NATURAL NUTRITION, INC.)

Plaintiffs
(Defendants by Counterclaim)

and

NESRACORP INC., ELI NESRALLAH, JOSEPH NESRALLAH, PAMELA NESRALLAH and PRICEWATERHOUSECOOPERS INC.

Defendants
(Plaintiffs by Counterclaim)

MUTUAL FULL AND FINAL RELEASE

IN CONSIDERATION of the Purchase Agreement dated May 25, 2007 and the Assignment and Conveyance dated May 25, 2007 (collectively, the "Settlement Agreement") for global resolution of these proceedings, as executed among certain of the parties hereto, and in consideration of the mutual covenants set forth herein, the sufficiency of which is acknowledged by all parties hereto,

EACH AND EVERY PARTY HERETO on its own behalf and on behalf of its principals, successors and assigns, subsidiaries, affiliates, directors, officers, agents and employees (as the case may be) **HEREBY RELEASES AND FOREVER DISCHARGES EACH AND EVERY OTHER PARTY** hereto together with their principals, successors and assigns, subsidiaries, affiliates, directors, officers, agents and employees (as the case may be) from any and all actions, causes of actions, claims, demands and suits, for damages, restitution, compensation, proprietary interests, monetary interest and costs, loss or injury, howsoever arising, which heretofore may have been or may hereafter be sustained by any of the parties hereto in consequence of, or in any way arising from the commercial relationship between the parties in respect of the business and affairs of Interactive Nutrition International Inc. ("INII"), including (but not limited to) all matters pertaining to the Share Purchase Agreement, the Purchase Price, the Promissory Note, the Security, the IP Purchase Price, the Financial Statements, the First Forbearance Agreement, the Second Forbearance Agreement, the Receiver and the Receivership, and the Executive Employment Agreements, all as defined and described in the pleadings in these Court Actions (Ottawa Court File Nos. 05-CV-029909 and 06-CV-34268) together with the Court Action commenced in the State of Florida, U.S.A. (Orange County Circuit Court Case No. 06-CA-2749) including all damages, loss and injury not now known or anticipated but which may arise in the future, and all effects and consequences thereof.

PROVIDED HOWEVER that nothing in this Mutual Full and Final Release shall be construed as releasing, relieving or waiving the rights and/or obligations of any party arising pursuant to (a) the Settlement Agreement herein; (b) the INII debt obligations under the Promissory Note and the Security; (c) any false statements, knowingly made by any one or more of Nesracorp Inc., Pamela Nesrallah, Natural Nutrition, Inc. and its officers, in letters dated May 24, 2007, delivered to Collins Barrow LLP in respect of the financial statements of INII; (d) the hold harmless agreements dated as of the date hereof between Nesracorp Inc., Eli Nesrallah, INII and Natural Nutrition, Inc. in respect of distribution agreement dated September 4, 1996 between Nesracorp Inc., INII, Body Plus Nutritional Products Inc., Eli Nesrallah and Norman Danniels and amended on February 25, 2003, March 30, 2004 and otherwise from time to time; (e) the lease arrangements between INII and Nesracorp Inc. in respect of the properties located at 2760 Sheffield Road and 2487 Kaladar Avenue and (f) an

engagement letter dated December 13th ,2004 as between Nesracorp Inc. and PricewaterhouseCoopers Inc..

AND FOR THE SAID CONSIDERATION the parties hereto further agree not to make any claim or take any proceedings against any other person or corporation who might claim contribution or indemnity from any other party hereto, whether under the provisions of the *Negligence Act* or other statute, or at law, in respect of any of the matters released hereby.

IT IS UNDERSTOOD AND AGREED that the terms of the Settlement Agreement between certain of the parties hereto, together with the covenants of the other parties as set forth herein, are deemed to be no admission whatsoever of liability attributable to any party, or their successors and assigns.

EACH AND EVERY PARTY HERETO acknowledges and declares that they fully understand the terms of the Settlement Agreement; that they have each received legal advice in respect of the contents and ramifications of this Mutual Full and Final Release; and that they each voluntarily accept the terms, covenants and consideration referable to the Settlement Agreement and this Mutual Full and Final Release for the purpose of making a full and final compromise, adjustment and settlement of all claims for losses, damages and costs in the litigation between the parties.

IT IS ACKNOWLEDGED AND AGREED that this Mutual Full and Final Release may be executed in counterparts, and that communication of the execution of the document may be made by telecopier, e-mail or other electronic means, and such executed and telecopied or electronic versions of the document shall be deemed to be originals of this Mutual Full and Final Release.

IN WITNESS WHEREOF each party has, by its duly authorized signing officer or in its individual capacity (as the case may be), executed this Mutual Full and Final Release this 25th day of May, 2007.

INTERACTIVE NUTRITION INTERNATIONAL INC.

Per: ______________________
Name:
Title:
I have authority to bind the Corporation

CSI BUSINESS FINANCE, INC. (NATURAL NUTRITION, INC.)

Per: ______________________
Name:
Title:
I have authority to bind the Corporation

NESRACORP INC.

Per: ______________________
Name:
Title:
I have authority to bind the Corporation

PRICEWATERHOUSECOOPERS INC.

Per: ______________________
Name:
Title:
I have authority to bind the Corporation

IN WITNESS WHEREOF each party has, by its duly authorized signing officer or in its individual capacity (as the case may be), executed this Mutual Full and Final Release this 25th day of May, 2007.

INTERACTIVE NUTRITION INTERNATIONAL INC.

Per: ______________________________
Name:
Title:
I have authority to bind the Corporation

CSI BUSINESS FINANCE, INC. (NATURAL NUTRITION, INC.)

Per: ______________________________
Name:
Title:
I have authority to bind the Corporation

NESRACORP INC.

Per: ______________________________
Name: Pamela Nesrallah
Title: Treasurer
I have authority to bind the Corporation

PRICEWATERHOUSECOOPERS INC.

Per: ______________________________
Name: Roxanne L. Anderson
Title: Partner
I have authority to bind the Corporation

WITNESS:	ROXANNE ANDERSON
Name: JOHN P. O'TOOLE	
WITNESS:	ELI NESRALLAH
Name:	
WITNESS:	JOSEPH NESRALLAH
Name:	
WITNESS:	PAMELA NESRALLAH
Name:	

OTT01\3194774-1